EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 14, 1998 included in Diacrin Inc.'s Form 10-K for the year ended
December 31, 1997 and to all references to our Firm included in this registration statement.

                                                      Arthur Andersen L.L.P.
Boston, Massachusetts
March 10, 1998